Exhibit 99.1
CONSENT OF INDEPENDENT VALUATION ADVISOR
We hereby consent to the references to our name and the description of our role in the valuation process described under the heading “October 31, 2026 NAV Per Share” in the Current Report on Form 8-K of Ares Real Estate Income Trust Inc. (the “Company”), filed by the Company with the Securities and Exchange Commission on the date hereof, being included or incorporated by reference in (i) the Company’s Registration Statement on Form S-3 (File No. 333-230311), (ii) the Company’s Registration Statement on Form S-8 (File No. 333-194237) and (iii) the Company’s Registration Statement on Form S-11 on Form S-3 (File No. 333-252212). In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

/s/ Altus Group U.S. Inc.
November 13, 2026	Altus Group U.S. Inc.